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FIRST AMENDMENT
TO
TERMINATION AND TRANSITION AGREEMENT

This First Amendment to the Termination and Transition Agreement (this “First Amendment”) is signed as of September __, 2010 (the “Amendment Signing Date”) and effective as of October 1, 2010 (the “Amendment Effective Date”), by and among Wyeth LLC (formerly known as “Wyeth”), acting through its Wyeth Pharmaceuticals Division, a limited liability company organized and existing under the laws of the State of Delaware and having a principal place of business at 500 Arcola Road, Collegeville, Pennsylvania 19426 (“Wyeth Parent”), Wyeth-Whitehall Pharmaceuticals LLC (formerly known as Wyeth-Whitehall Pharmaceuticals, Inc.”), a limited liability company having a principal place of business at Road No. 3, Kilometer 142.1, Guayama, Puerto Rico 00784, Wyeth-Ayerst Lederle LLC (formerly known as “Wyeth-Ayerst Lederle, Inc.”), a limited liability company having a principal place of business at 65th Infantry Road, Kilometer 9.7, Carolina, Puerto Rico 00987-4904, and AHP Manufacturing B.V., trading as Wyeth Medica Ireland, a corporation organized and existing under the laws of the Kingdom of the Netherlands and having a principal place of business at Spicalaan 31, 2132 JG Hoofddorp, The Netherlands (collectively, “Wyeth” or the “Wyeth Entities” and each individually a “Wyeth Entity”), and Progenics Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, NY 10591, Progenics Pharmaceuticals Nevada, Inc., a corporation organized and existing under the laws of the State of Nevada and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, NY 10591, and a direct, wholly-owned subsidiary of Progenics Pharmaceuticals, Inc. (“ProNev”), and Excelsior Life Sciences Ireland Limited, a corporation organized and existing under the laws of the Republic of Ireland and having a principal place of business at 25/28 North Wall Quay, Dublin 1, Dublin Co. Dublin, Ireland, and a direct, wholly-owned subsidiary of Progenics Pharmaceuticals, Inc. (collectively, “Progenics” or the “Progenics Entities” and each individually a “Progenics Entity”).  Wyeth and Progenics may each be referred to herein individually as a “Party” and, collectively, as the “Parties.”

BACKGROUND

A.           On October 9, 2009, the Wyeth and Progenics entered into that certain Termination and Transition Agreement having an effective date of October 1, 2009 (the “Termination Agreement”);

B.           The Termination Agreement provided that Wyeth would retain responsibility for Commercialization of the SC Product in the United States through September 30, 2010 and Progenics has now requested that the US Sale Period provided for in the Termination Agreement be extended beyond September 30, 2010 in order to provide Progenics with additional time to effect the transition of responsibility for Commercialization of Products from Wyeth to either Progenics or its US Commercial Partner;

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C.           Wyeth and Progenics desire to amend the Termination Agreement to allow for such extension and to address other matters as further set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.

All capitalized terms used, but not otherwise defined, in the text hereof shall have the meanings ascribed to such terms in the Termination Agreement (which terms may either be defined directly therein or by reference to the Progenics-Wyeth Agreement).

2.	Amendments to Termination Agreement.

A.	Section 4.1. Section 4.1 of the Termination Agreement is hereby amended by deleting from Section 4.1.3 the fifth, sixth, seventh and last sentences thereof.

B.	Section 4.2. Section 4.2 of the Termination Agreement is hereby amended to read in its entirety as follows:

“4.2           SC Product Commercialization in the United States.

4.2.1           Sale Periods.

(a)           From the Effective Date through September 30, 2010 (the “US Sale Period”), Wyeth shall continue to Commercialize the SC Product in the United States as provided in the commercialization plan attached hereto as Exhibit B (the “US Termination Commercialization Plan”), and Wyeth shall continue to book sales and pay quarterly royalties and submit related reports as provided in Sections 6.5 and 6.6 of the Progenics-Wyeth Agreement.  Within [*] after the expiration of the US Sale Period, Wyeth shall submit to Progenics a final royalty report in the form heretofore used under the Progenics-Wyeth Agreement and pay Progenics any royalties remaining due for sales made prior to such expiration.

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(b)           From October 1, 2010 through December 31, 2010 (the “Extended US Sale Period”), Wyeth shall continue to Commercialize the SC Product in the United States and Wyeth shall continue to book sales and submit related reports as provided in Section 6.6 of the Progenics-Wyeth Agreement with respect to all Product sold in the United States, provided, however, that Wyeth shall have no obligation to pay any royalties with respect to any sales of SC Product made by or on behalf of Wyeth in the United States during the Extended US Sale Period.  Subject to Sections 4.2.1(c) and 5.2.5 below, commencing January 1, 2011, Wyeth shall no longer have the right and obligation to Commercialize the SC Product in the United States and Wyeth shall cease these activities.

(c)           In the event that [*] Progenics has not entered into a binding contract with a US Commercial Partner whereby such US Commercial Partner will [*] on [or before] January 1, 2011, Progenics shall have the option (the “US Extension Option”) to have Wyeth continue to Commercialize the SC Product in the United States from January 1, 2011 until March 31, 2011 (the “Optional US Sale Period”).  Progenics may exercise the US Extension Option by providing Wyeth with written notice of its election to so exercise the US Extension Option on or before [*].  In the event that Progenics elects to exercise the US Extension Option, Wyeth shall continue to Commercialize the SC Product in the United States and Wyeth shall continue to book sales and submit related reports as provided in Section 6.6 of the Progenics-Wyeth Agreement with respect to all SC Product sold in the United States, provided, however, that Wyeth shall have no obligation to pay any royalties with respect to any sales of SC Product made by or on behalf of Wyeth in the United States during the Optional US Sale Period.  Subject to Section 5.2.5 below, commencing on April 1, 2011, Wyeth shall no longer have the right or obligation to Commercialize the SC Product in the United States and Wyeth shall cease these activities.

4.2.2           Wyeth’s Obligations.

(a)           During the US Sale Period, Wyeth shall be responsible for all ongoing SC Product Commercialization activities in the United States, including [*].  During the US Sale Period, Wyeth shall have sole decision authority over [*] activities related to the SC Product in the United States, including, without limitation, all decisions related to [*] for the SC Product; provided, however, that (a) Wyeth consults in good faith with Progenics with respect to [*] and (b) Progenics’ prior written consent shall be required for any [*], except [*] in which case Progenics’ consent is not required.

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(b)           During the Extended US Sale Period, Wyeth shall be responsible for all ongoing SC Product Commercialization activities in the United States, including [*].  During the Extended US Sale Period, Wyeth shall have sole decision authority over [*] activities related to the SC Product in the United States, including, without limitation, all decisions related to [*] for the SC Product; provided, however, that (i) Wyeth consults in good faith with Progenics with respect to [*] and (ii) Progenics’ prior written consent shall be required for any [*], except [*] in which case Progenics’ consent is not required.  During the Extended US Sale Period, Wyeth shall [*] and shall [*], provided, however, that Wyeth shall [*]:

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(c)           In the event that Progenics elects to exercise the US Extension Option, during the Optional US Sale Period, Wyeth shall be responsible for all SC Product Commercialization activities in the United States, including [*].  During the Optional US Sale Period, Wyeth shall have sole decision authority over [*] activities related to the SC Product in the United States, including, without limitation, all decisions related to [*] for the SC Product.  Notwithstanding the foregoing, Progenics acknowledges and agrees that, during the Optional US Sale Period Wyeth shall have [*] and Progenics [*] on or after January 1, 2011.

(d)           Wyeth shall have no obligation to [*] in the United States during any of the US Sale Period, the Extended US Sale Period or the Optional US Sale Period.

4.2.3           Limitations on Progenics.  Except as provided in this Termination Agreement, prior to the expiration of the Extended US Sale Period, Progenics shall not be involved in or undertake any [*] activities related to the SC Product in the United States.  For the sake of clarity, in the event that Progenics exercises the US Extension Option pursuant to Section 4.2.1(c), Progenics shall have the right, at its own expense, to [*].

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4.2.4           Transition of Commercialization.  Between [*] and the expiration of the Extended US Sale Period, Wyeth shall, in cooperation with Progenics and/or its US Commercial Partner, transition SC Product Commercialization activities in the United States to Progenics and/or its US Commercial Partner in accordance with a transition plan that the Parties establish and agree upon within [*] after [*] (the “Termination Transition Plan”).  During this time period, Wyeth shall involve Progenics and/or its US Commercial Partner in planning, preparation and implementation of the transition of all SC Product Commercialization activities in the United States, including [*], to the extent reasonably necessary to facilitate the effective transition of such Commercialization activities as provided in the Termination Transition Plan by providing [*] to participate in (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location in the Area selected by [*], and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (w) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (x) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], (y) [*] may, in its sole discretion, elect to [*] and (z) Wyeth’s obligation to participate in such meetings shall end [*] the expiration of the Extended US Sale Period.

C.	Section 4.3. Section 4.3 of the Termination Agreement is hereby amended to read in its entirety as follows:

“4.3           SC Product Commercialization Outside of the United States.

4.3.1           Sale Periods.

(a)           From the Effective Date through December 31, 2010 (the “International Sale Period”), Wyeth shall continue to Commercialize the SC Product outside the United States as provided in the commercialization plan attached hereto as Exhibit C (the “Ex-US Termination Commercialization Plan”).  During the International Sale Period, Wyeth shall continue to book sales and pay quarterly royalties and submit related reports as provided in Sections 6.5 and 6.6 of the Progenics-Wyeth Agreement; provided that Wyeth shall not pay such royalties with respect to Net Sales of Product outside the United States sold during the fourth calendar quarter of 2010 to the extent that after paying such royalties [*] as it relates to such calendar quarter.  Within [*] after the expiration of the International Sale Period, Wyeth shall submit a final royalty report in the form heretofore used under the Progenics-Wyeth Agreement to Progenics and pay Progenics any royalties remaining due for sales made prior to such expiration.  [*]

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(b)           Notwithstanding Section 4.3.1(a) above, if by [*], Progenics has entered into [*] with one or more partner(s) in a Region (as defined below), including licensee(s), sublicense(s) and/or distributor(s), under which such partner(s) would either distribute, market, promote, sell or otherwise Commercialize the SC Product in one or more [*] region(s) other than the United States (i.e., [*] (each a “Region”) (an “Ex-US Regional Partner”), but additional time is necessary for [*] in a country in such Region [*], Wyeth shall, upon Progenics’ request, continue to Commercialize the SC Product in such country for the period of time requested by Progenics until [*] (with respect to each relevant country, the “Extended International Sale Period”).  In any event, however, the Extended International Sale Period for any relevant country shall expire no later than [*].  Except as provided in Sections 4.3.1(c) below or 5.2.5, Wyeth shall have no obligations with respect to the Commercialization of any SC Product after the expiration of (a) the International Sale Period, in any Region for which Progenics does not enter into [*] with an Ex-US Regional Partner, or (b) the Extended International Sale Period, in any country to which an Extended International Sale Period applies.  During each applicable Extended International Sale Period, Wyeth shall continue to book sales of SC Product, but no royalties shall be payable by or on behalf of Wyeth or any of its Affiliates in respect of Net Sales of the SC Product in the relevant country during the relevant Extended International Sale Period.

(c)           Notwithstanding Sections 4.3.1(a) above, if by September 30, 2010, Progenics has not entered into [*] with at least one Ex-US Regional Partner in a Region, including licensee(s), sublicense(s) and/or distributor(s), under which such Ex-US Regional Partner would either distribute, market, promote, sell or otherwise Commercialize the SC Product in such Region,  Wyeth shall, upon Progenics’ written request (such request to be made no later than [*]), continue to Commercialize the SC Product in such country for the period of time requested by Progenics until [*] (the period from January 1, 2011 to [*], with respect to each relevant country, the “Optional International Sale Period”).  Except as provided in Section 5.2.5, Wyeth shall have no obligations with respect to the Commercialization of any SC Product after the expiration of (a) the International Sale Period, in any Region for which Progenics does not enter into [*] with an Ex-US Regional Partner, or (b) the Optional International Sale Period, in any country to which an Optional International Sale Period applies.  During each Optional International Sale Period, Wyeth shall continue to book sales of SC Product, but no royalties shall be payable by or on behalf of Wyeth or any of its Affiliates in respect of Net Sales of the SC Product in the relevant country during the relevant Optional International Sale Period.

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(d)           Notwithstanding anything herein to the contrary, Progenics may terminate the International Sale Period or any applicable Extended International Sale Period in a country at any time prior to the expiration of such International Sale Period or Extended International Sale Period, as applicable, by giving Wyeth at least [*] prior written notice.  Thereafter, subject to Section 4.3.5, Wyeth’s right and obligation to Commercialize the SC Product in such country shall expire and Wyeth shall cease these activities.

4.3.2           Wyeth’s Obligations.

(a)           During the International Sale Period and any Extended International Sale Period in a country, Wyeth shall be responsible for all ongoing SC Product Commercialization activities in such country, including [*].  During the International Sale Period and any Extended International Sale Period in a country, Wyeth shall have sole decision authority over [*] activities related to the SC Product in such country, including, without limitation, all decisions related to [*] for the SC Product; provided, however, that (a) Wyeth consults in good faith with Progenics with respect to any [*] and (b) Progenics’ prior written consent shall be required for any [*], except [*] in which case Progenics’ consent is not required.  Except as provided in this Termination Agreement, prior to the expiration of the International Sale Period and any Extended International Sale Period in a country, Progenics shall not be involved in or undertake any [*] activities related to the SC Product in such country.

(b)           Except as provided in Section 5.2.5, Wyeth shall have no obligations with respect to the Commercialization of any SC Product after the expiration of (a) the International Sale Period, in any Region for which Progenics does not enter into [*] with an Ex-US Regional Partner, or (b) the Extended International Sale Period, in any country to which an Extended International Sale Period applies.

(c)           Wyeth shall have no obligation to [*] in any country outside of the United States during any of the International Sale Period, the Extended International Sale Period or the Optional International Sale Period.  Additionally, Wyeth shall have no obligation to [*] in any country outside of the United States where Wyeth has not, prior to August 1, 2010, already [*].

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4.3.3           Limitations on Progenics.  Except as provided in this Termination Agreement, with respect to countries outside of the United States, on a country by country basis, prior to [*] in such country Progenics shall not be involved in or undertake any [*] activities related to the SC Product in such country.

4.3.4           Transition of Commercialization.  Between [*] and the expiration of the relevant International Sale Period or such earlier date as may be designated in any notice given by Progenics pursuant to Section 4.3.1(d), Wyeth shall, in cooperation with Progenics and/or its Ex-US Regional Partner(s), transition SC Product Commercialization activities outside the United States on a country-by-country basis to Progenics and/or its Ex-US Regional Partner(s) in accordance with the Termination Transition Plan.  Starting no earlier than [*] prior to the scheduled expiration of the International Sale Period (or such earlier period upon Progenics’ request in accordance with Section 4.3.1(d)) in a country, Wyeth shall involve Progenics and/or its Ex-US Regional Partner(s) in planning, preparation and implementation of the transition of all Commercialization activities for the SC Product in such country, including [*], to the extent reasonably necessary to facilitate the effective transition of such Commercialization activities as provided in the Termination Transition Plan by providing [*] to participate in (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location, selected by [*], in the Area or the relevant Region, and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (v) if [*], Progenics must [*] in such transition, (w) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (x) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], (y) [*] may, in its sole discretion, elect to [*] and (z) Wyeth’s obligation to participate in such meetings shall end [*] the expiration of the International Sale Period or any applicable Extended International Sale Period in such country.

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4.3.5            Wind Down.  With respect to countries outside of the United States, on a country by country basis, if, (i) Progenics has exercised its option for Wyeth to continue Commercializing the SC Product during an Extended International Sale Period or an Optional International Sale Period in a particular country and by January 1, 2011, Progenics has not [*] EX-US Regional Partner or established an Affiliate in one or more countries outside of the United States, in either case, which EX-US Regional Partner or Affiliate is a Qualified Company in such country(ies), such that Wyeth may [*] such EX-US Regional Partner or Affiliate of Progenics, or (ii) Progenics has not entered into [*] with an Ex-US Regional Partner for such country on or before [*] and Progenics has not, on or before, [*], requested Wyeth to continue Commercializing the SC Product in such country during an Optional International Sale Period or established an Affiliate in such country which Affiliate is a Qualified Company, then Wyeth shall have the right, but not the obligation, to begin the process to delist the Product in such country.  Except as maybe necessary to comply with the requirement or request of any governmental authority to continue distributing or otherwise making available Product in a country, upon delisting of the Product in such country, Wyeth would [*] in such country.  For the sake of clarity, Wyeth would have the right, but not the obligation, to [*] in a given country until such time as the Product is delisted in such country (on a country by country basis, the time beginning upon the end of the International Sale Period, the Extended International Sale Period or the Optional International Sale Period, as applicable, and ending upon the Product being delisted, the “Wind-Down Period”).  Additionally, Wyeth shall have the right, but not the obligation, to [*] with respect to any SC Product that had been sold by or on behalf of Wyeth prior to the time the SC Product was delisted in such country.  For purposes of this Agreement a “Qualified Company” is defined as a company in  compliance with [*] applicable to or required for [*] the Products in the applicable EX-US Country(ies).

D.	Section 5.2. Section 5.2 of the Termination Agreement is hereby amended by:

(i)	in the first sentence of Section 5.2.2(a) adding “and Extended US Sale Period” immediately after “US Sale Period”;

(ii)	in the third sentence of Section 5.2.2(a) replacing “US Sale Period” with “Extended US Sale Period”;

(iii)	in the last sentence of Section 5.2.2(a) adding “and Extended US Sale Period” immediately after “US Sale Period”;

(iv)	in the third sentence of Section 5.2.3 adding “, Optional International Sale Period or Wind Down Period, as applicable,” immediately after “Extended International Sale Period”;

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(v)	replacing the last sentence of Section 5.2.3 in its entirety with the following:

“Subject to Sections 4.3.5 and 5.2.5, following the expiration or termination of the relevant International Sale Period or, to the extent Wyeth is to [*], the applicable Extended International Sale Period or Optional International Sale Period, Wyeth shall, on a country-by-country basis, promptly transfer to Progenics and/or its Ex-US Regional Partner ownership of all International Regulatory Submissions made, submitted or obtained for the SC Product”;

and

(vi)           replacing Section 5.2.5 in its entirety with the following:

“5.2.5           Delays in Transferring International Regulatory Submissions.  In the event that, despite Progenics’ good faith, diligent efforts, any International Regulatory Submissions made by Wyeth in accordance with this Termination Agreement cannot be transferred to Progenics and/or its Ex-US Regional Partner in the manner provided in this Section 5.2 upon the expiration or termination of the International Sale Period and any Extended International Sale Period or Optional International Sale Period due to any inability to secure, or any delay in securing, any necessary regulatory approvals, at Progenics’ written request delivered no later than [*] to the expiration of the International Sale Period or any Extended International Sale Period or Optional International Sale Period, subject to Section 4.3.5, Wyeth shall (a) retain ownership of any such International Regulatory Submissions and (b) at Progenics’ expense, continue to be responsible for submitting to the relevant Regulatory Authority, and interacting with the relevant Regulatory Authorities, with respect to such International Regulatory Submissions as provided for in this Section 5.2 for the benefit of Progenics until such time as the necessary regulatory approvals have been obtained and then Wyeth shall promptly transfer to Progenics, an Affiliate of Progenics and/or Progenics’ Ex-US Regional Partner (provided that any such transferee is a Qualified Company in the relevant country) such International Regulatory Submissions; provided, however, that Wyeth shall have no obligation to perform any acts or services (other than forwarding notices and other ministerial acts) in respect of such delayed International Regulatory Submissions.  Progenics shall reimburse Wyeth for all of Wyeth’s reasonable out-of-pocket costs and expenses incurred at the request of Progenics or a Regulatory Authority associated with Wyeth’s retaining ownership of any International Regulatory Submissions and associated activities contemplated by this Section 5.2.5.  Notwithstanding the foregoing, Wyeth shall not be required to retain ownership of any International Regulatory Submissions pursuant to this Section 5.2.5 beyond [*], after which time Wyeth shall have no obligations with respect to such International Regulatory Submissions and Wyeth may abandon or retain such International Regulatory Submissions if Wyeth so chooses in its sole discretion.”

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E.	Section 5.3. Section 5.3 of the Termination Agreement is hereby amended to read, in its entirety, as follows:

“5.3           Supply of SC Product.

5.3.1           Vials.  Wyeth shall be responsible for manufacturing sufficient supplies of the current vial presentation of the SC Product to satisfy demand for such presentation of the SC Product in each country in which Wyeth is Commercializing such presentation of the SC Product pursuant to Sections 4.2 or 4.3 of this Termination Agreement through [*] for the US and [*] for the ex-US Regions.  Not later than [*], Wyeth and Progenics shall assess the state of the US and ex-US inventory for such presentation of the SC Product that is available for such Commercialization in the US and in the ex-US Regions.  If, in Progenics’ reasonable business judgment, there is not a sufficient quantity of such presentation of the SC Product to fulfill [*] through [*] for the US and [*] for the ex-US Regions, Progenics may give Wyeth [*] for Wyeth to manufacture such quantities of such presentation of the SC Product according to the manufacturing and supply terms attached hereto as Exhibit E (the “Manufacturing and Supply Terms”) and subject to the limitations of any contracts related to the manufacturing or supply of such presentation of the SC Product between Wyeth and any Third Party: [*].  Subject to the Manufacturing and Supply Terms, Wyeth shall have such presentation of the SC Product manufactured using [*] of such presentation of the SC Product and the requirements of any contracts related to the manufacturing or supply of such presentation of the SC Product between Wyeth and any Third Party.  Subject to the Manufacturing and Supply Terms, Wyeth shall transfer [*] finished SC Product vials (including any SC Product ordered by Progenics pursuant to this Section 5.3 to fulfill [*] through [*] for the US or [*] for the ex-US Regions) to Progenics and/or its Commercial Partner(s) as follows:

(a)           commencing [*] Progenics and/or its US Commercial Partner to begin filling [*], Wyeth shall transfer [*] inventory of [*];

(b)           within [*] of [*], Wyeth shall transfer [*] inventory [*];

(c)           commencing [*], Wyeth shall transfer [*] inventory [*];

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(d)           within [*] of [*], Wyeth shall transfer [*] inventory [*];

(e)           within [*] of [*], Wyeth shall transfer [*] inventory [*].

In each case, Progenics shall purchase such inventory of finished SC Product [*].  In no event shall Progenics be required to purchase inventory that [*] or that [*].  After Wyeth has discontinued manufacturing of the SC Product, Wyeth shall transfer to Progenics [*] API, excipients and packaging components purchased or produced by Wyeth specifically for the manufacture of such presentation of the SC Product, other than those necessary for Wyeth to fulfill its obligations pursuant to this Section 5.3.1, and Progenics shall reimburse Wyeth for its costs associated with purchasing or producing such material.  All SC Product, API, excipients, and package components delivered by Wyeth to Progenics shall be delivered [*].  On delivery, Wyeth will provide Progenics with an invoice for costs of such SC Product, API, excipients, and package components delivered.  Progenics shall pay Wyeth within [*] of receiving such invoice.

5.3.2           Pre-Filled Syringes API and prefilled syringe component inventory.  No later than September 30, 2010, Wyeth shall transfer title to Progenics and Progenics shall pay to Wyeth the amount set forth in Exhibit N for all API currently stored at [*] as set forth on Exhibit N.   For the prefilled syringe component inventory set forth in Exhibit N1, Progenics shall [*] to transfer title to Progenics and reimburse [*] for [*].  In the event that Progenics and [*] are unable to reach mutual agreement to transfer the syringe component inventory to Progenics by [*], Wyeth shall have the right to reimburse [*] directly.  Progenics shall then reimburse Wyeth for its costs.

5.3.3           Manufacture by Progenics.  Progenics shall be solely responsible, at its own expense, for manufacturing Product or having a Third Party manufacture Product after Product distribution and sale responsibility is transitioned to Progenics or its designee, which in no event shall be later than [*].”

F
Section 5.4.   Pursuant to Section 5.4,  Wyeth has transferred to Progenics [*].   Progenics may request Wyeth provide [*].  If Wyeth, in its sole discretion, agrees to provide Progenics with [*], such [*] shall be provided in accordance with the terms of Section 5.4 at [*] to be mutually agreed upon in [*].

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G.	Section 5.5. Section 5.5 of the Termination Agreement is hereby amended to read in its entirety as follows:

“5.5           Pharmacovigilance Activities; Product Recalls.  Wyeth shall continue to perform its pharmacovigilance activities pursuant to the existing Wyeth/Progenics Pre-Approval Pharmacovigilance Agreement and Post-Approval Pharmacovigilance Agreement (the “Pharmacovigilance Agreements”) until the later of (i) the time that Wyeth is no longer Commercializing any Product under this Termination Agreement, (ii) the date on which Wyeth no longer owns any Regulatory Marketing Approval for any Product, which ownership ceases either as a result of the completion of the transfer of such Regulatory Marketing Approvals to Progenics or any Affiliate of Progenics or Ex-US Regional Partner, which Affiliate or Ex-US Regional Partner is a Qualified Company, and/or such Regulatory Marketing Approvals have been delisted.  Beginning on [*], Progenics shall pay to Wyeth [*].  Such payments shall be made by Progenics to Wyeth on a [*] basis within [*] after the end of each such [*].  Once all Regulatory Approvals for the Products have been transferred to Progenics, its Affiliate or Ex-US Regional Partner or delisted, Wyeth shall transfer the safety database to Progenics and Progenics shall be solely responsible, at its own expense, for all pharmacovigilance activities relating to the Products.

If Wyeth is required or voluntarily decides to initiate a Recall with respect to any Product, Wyeth shall promptly notify Progenics of such requirement or decision.  In the event of any Recall, in the United States during the US Sale Period and/or any country where Wyeth holds the Regulatory Approval for the SC Product in accordance with this Termination Agreement, Wyeth shall be solely responsible for (x) all contact with applicable Regulatory Authorities and (y) implementing, directing and administering any Recall of any Product required or recommended by any Regulatory Authority, court or other governmental authority of competent jurisdiction, or determined by Wyeth, in consultation with Progenics, to be necessary or advisable.  Notwithstanding any other provision of this Termination Agreement, to facilitate the transition of Development and Commercialization activities provided for herein, the Quality Agreements between the Parties entered into pursuant to the Progenics-Wyeth Agreement shall remain in effect until completion of the Extended US Sale Period or Optional US Sale Period in the United States and the International Sale Period or Extended International Sale Period or Optional International Sale Period (as applicable) in other countries (on a country-by-country basis).”

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H.	Section 5.6.5.	Section 5.6.5 of the Termination Agreement is hereby amended by deleting the last two (2) sentences thereof.

I.	Section 6.1. Sections 6.1.1 and 6.1.2 of the Termination Agreement are hereby amended to read in their entirety as follows:

“6.1	Assignment of Certain Trademarks and Other Intellectual Property.

6.1.1           Assignment of US Trademarks and Other US Intellectual Property.  Effective as of the expiration of the Extended US Sale Period, Wyeth shall, and hereby does, assign to Progenics all United States trademarks, trade dress, Internet domain names and all copyright rights in and to any content (including website content), advertising, promotional and marketing materials and other copyrightable materials owned by Wyeth and its Affiliates identified on Exhibit H1 (“Assigned US IP”).  In furtherance of the assignment of (a) trademarks identified on Exhibit H1, the Parties shall execute and deliver to one another the Trademark and Domain Name Assignment Agreement in the form attached hereto as Exhibit I at the time provided below and (b) the other Assigned US IP, the Parties shall execute and deliver to one another the Assignment of Copyrights in the form attached hereto as Exhibit J at the time provided below.  Progenics shall be responsible for the costs of recording such assignments, when necessary or, in the opinion of Progenics, advisable, and all such assignments shall be executed and delivered to Progenics no later than [*] after the expiration of the Extended US Sale Period or, alternatively, if Progenics exercises the US Extension Option under Section 4.2.1(c), the Optional US Sale Period.

6.1.2           Assignment of Ex-US Trademarks and Other Ex-US Intellectual Property.  Effective as of the expiration of the International Sale Period, Wyeth shall, and hereby does, assign to Progenics all Ex-United States trademarks, trade dress, Internet domain names and all copyright rights in and to any content (including website content), advertising, promotional and marketing materials and other copyrightable materials owned by Wyeth and its Affiliates identified on Exhibit H2 (“Assigned Ex-US IP” and, together with the Assigned US IP, the “Assigned IP”).  If there is an Extended International Sale Period or an Optional International Sale Period in any particular country in the Territory, then the foregoing assignment shall be effective as of the expiration of the Extended International Sale Period or the Optional International Sale Period (and any related Wind Down Period), as applicable, in such country with respect to any trademark registration or other Assigned Ex-US IP in such country.

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In furtherance of the assignment of (a) trademarks identified on Exhibit H2, the Parties shall execute and deliver to one another the Trademark and Domain Name Assignment Agreement in the form attached hereto as Exhibit I at the time such trademarks are to be assigned to Progenics and (b) the other Assigned Ex-US IP, the Parties shall execute and deliver to one another the Assignment of Copyrights in the form attached hereto as Exhibit J at the time such copyrights are to be assigned to Progenics.  Progenics shall be responsible for the costs of recording such assignments, where necessary or, in the opinion of Progenics, advisable, and all such assignments shall be executed and delivered to Progenics no later than [*] after the expiration of the International Sale Period or any Extended International Sale Period, Optional International Sale Period or Wind Down Period (as applicable).  In the event that the Trademark and Domain Name Assignment Agreement cannot be recorded in any country due to the form thereof, Progenics shall prepare a reasonable country-specific assignment agreement (which in substance is not inconsistent with this Termination Agreement and/or the Trademark and Domain Name Assignment Agreement attached hereto as Exhibit I) to assign to Progenics the trademarks in such country that are included in the Assigned IP, and Wyeth shall execute and deliver to Progenics any such assignment agreement within [*] (or such longer period of time as may be necessary to comply with any applicable laws, regulations or requirements of governmental authorities to effect such transfer) after Progenics delivers such assignment agreement to Wyeth.”

J.	Section 6.2. Section 6.2 of the Termination Agreement is hereby amended by:

(i)	replacing Section 6.2.1 in its entirety with the following:

“6.2.1           License Grant.  Effective as of the expiration of the Extended US Sale Period or Optional US Sale Period or International Sale Period and any applicable Extended International Sale Period, Optional International Sale Period or Wind Down Period (as applicable), Wyeth shall, and hereby does, grant to Progenics a limited, royalty-free, non-exclusive, non-transferable license, without the right to sublicense (other than to Progenics’ Commercial Partners), to use the trademarks listed on Exhibit K (the “Wyeth Trademarks”) in the Territory in which they apply, as follows:

(a)           on [*] until [*]; provided that such Trademarks are used in the identical manner as supplied by Wyeth; provided, however, that Progenics must maintain the quality of the Products supplied by Wyeth in accordance with Wyeth’s past practice and with all applicable legal requirements; and

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(b)           on [*] for no longer than [*] following the end of the Extended US Sale Period or Optional US Sale Period or International Sale Period and any Extended International Sale Period or Optional International Sale Period (as applicable); provided, however, that Progenics shall remove the Wyeth Trademarks from any Internet web site operated by Progenics and/or its Commercial Partner(s) no later than [*] following the end of the Extended US Sale Period or Optional US Sale Period (for US-directed web sites) or International Sale Period or any Extended International Sale Period or Optional International Sale Period (as applicable for ex-US directed Internet web sites).

In any event, however, Progenics shall use Commercially Reasonable Efforts to cease all use of the Wyeth Trademarks as soon as practicable.”; and

(ii)
in Section 6.2.2, replacing “US Sale Period and International Sale Period” with “Extended US Sale Period or Optional US Sale Period and International Sale Period, Extended International Sale Period, Optional International Sale Period or Wind Down Period”.

K.	Section 6.6. Section 6.6 of the Termination Agreement is hereby amended to read in its entirety as follows:

“6.6           Non-exclusive License to Wyeth.  Solely in order to enable Wyeth to exercise its rights and/or fulfill its obligations pursuant to this Termination Agreement and only for such time and to the extent as Wyeth is exercising such rights or fulfilling such obligations, Progenics shall, and hereby does, grant to Wyeth a fully paid-up, royalty-free, worldwide, non-exclusive license in the Field under the Assigned IP and Progenics Technology and Progenics’ interest in the Joint Technology.”

L.	Exhibit B. Exhibit B to the Termination Agreement is hereby amended by [*]. Additionally, [*].

M.	New Exhibits N and N1. The Termination Agreement is hereby amended by adding to the end thereof as new Exhibits N and N1, the Exhibits N and N1 attached to this First Amendment.

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3.
Amendments to Transition Plan.  The [*] (the “Transition Plan”), which Transition Plan was entered into pursuant to Sections 4.2.3, 4.3.5 and 5.1 of the Termination Agreement, is hereby amended such that any reference therein to the expiration or expiry of the US Sale Period shall now the expiration or expiry of the Extended US Sale Period and all timelines for completion of activities relating to the transition of Commercialization responsibilities (which activities have not already been completed prior to the Amendment Signing Date) shall accordingly be extended by a period of [*].  Additionally, those activities identified in Appendix A attached hereto, shall not occur until the expiration of the Extended US Sale Period.

4.	Releases.

A.
Each Party (each, a “Releasing Party”) hereby releases and forever discharges the other Party and its past, present and future Affiliates, directors, officers, employees, agents, representatives and each of their respective successors and assigns (individually, a “Releasee” and, collectively, “Releasees”) from any and all Claims whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity which the Releasing Party now has, has ever had, or may hereafter have against the respective Releasees arising out of any matter, cause or event occurring prior to the Amendment Effective Date, including any rights to indemnification or reimbursement, other than as preserved herein; provided, however, that this Release shall not release or discharge Wyeth’s obligation to pay royalties under the Progenics-Wyeth Agreement that have accrued prior to the Amendment Signing Date but have not yet been paid.  Each Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced or instituted any proceeding of any kind, against any Releasee, based upon any Claim released hereby.  Furthermore, if a Releasing Party (or any of its Affiliates) commences such a proceeding against a Releasee and the judicial body before which the proceeding is brought determines in a final judgment that such claim or demand has been released pursuant to either this Section 4 of this First Amendment or Section 8.1 of the Termination Agreement, such Releasing Party shall reimburse the Releasee for all expenses (including reasonable costs of investigation and defense and attorney’s fees) incurred in connection with such proceeding.

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B.
In the event that Progenics elects to exercise the US Extension Option pursuant to Section 4.2.1(c) of the Termination Agreement, as amended hereby, or to have Wyeth continue to Commercialize the SC Product in any country during an Extended International Sale Period or an Optional International Sale Period, Progenics hereby releases and forever discharges each of the Wyeth Entities and its and their past, present and future Affiliates, and its and their respective directors, officers, employees, agents, representatives and each of their respective successors and assigns (individually, a “Wyeth Releasee” and, collectively, “Wyeth Releasees”) from any and all Claims whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity which the any Progenics Entity now has, has ever had, or may hereafter have against the respective Wyeth Releasees arising out of any matter, cause or event occurring prior to January 1, 2011, including any rights to indemnification or reimbursement, other than as preserved herein; provided, however, that this Release shall not release or discharge Wyeth’s obligation to pay royalties under the Progenics-Wyeth Agreement that have accrued prior to January 1, 2011 but have not yet been paid.  Each Progenics Entity hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced or instituted any proceeding of any kind, against any Wyeth Releasee, based upon any Claim released hereby.  Furthermore, if a Progenics Entity (or any of their Affiliates) commences such a proceeding against a Wyeth Releasee and the judicial body before which the proceeding is brought determines in a final judgment that such claim or demand has been released pursuant to either this Section 4 of this First Amendment or Section 8.1 of the Termination Agreement, Progenics shall reimburse the Wyeth Releasee for all expenses (including reasonable costs of investigation and defense and attorney’s fees) incurred in connection with such proceeding.

5.
Pharmacovigilance Agreement.  As soon as practicable after the Amendment Effective Date, the Parties or their respective Affiliates shall use reasonable efforts to negotiate amendments to the currently existing Pharmacovigilance Agreements to the extent necessary to reflect any changes to the activities set forth therein which are required or contemplated by this First Amendment.

6.
Ratification.  Except as expressly stated herein, all other provisions of the Termination Agreement and the Transition Plan are unaffected by this Amendment are hereby ratified and confirmed and shall remain in full force and effect.

[signature page follows]

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this First Amendment on the Amendment Signing Date to be effective as of the Amendment Effective Date of this Termination Agreement.

Wyeth LLC, acting through its Wyeth Pharmaceuticals Division	Progenics Pharmaceuticals, Inc.
By:__________________________________	By:___________________________________
Name: Title:	Name: Title:

Wyeth-Whitehall Pharmaceuticals LLC	Progenics Pharmaceuticals Nevada, Inc.
By:__________________________________	By:___________________________________
Name: Title:	Name: Title:

Wyeth-Ayerst Lederle LLC	Excelsior Life Sciences Ireland Limited
By:__________________________________	By:___________________________________
Name: Title:	Name: Title:

AHP Manufacturing B.V., trading as Wyeth Medica Ireland
By:__________________________________
Name: Title:

By:__________________________________
Name: Title:

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EXHIBIT N
INVENTORY OF PREFILLED SYRINGE API

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APPENDIX A
ACTIVITIES UNDER TRANSITION PLAN

Deliverable	Timing
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